Assets and liabilities held for sale	12 Months Ended
Dec. 31, 2018
Disclosure of assets and liabilities held for sale [abstract]
Assets and liabilities held for sale

12 Assets and liabilities held for sale

Assets and liabilities held for sale includes disposal groups whose carrying amount will be recovered principally through a sale transaction rather than through continuing operations. As at 31 December 2018 this relates to the intended sale of part of the ING Lease Italy business, for which the transaction was not closed yet.

The assets held for sale are composed of lease receivables that were previously classified as Loans and advances to customers.

Reference is made to Note 25 ‘Result on disposal of group companies’ and to Note 48 ‘Consolidated companies and businesses acquired and divested’.